UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2023

4FRONT VENTURES CORP.

(Exact name of registrant as specified in its charter)

British Columbia	000-56075	83-4168417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7010 E. Chauncey Lane Ste. 235 Phoenix, Arizona	85054
(Address or principal executive offices)	(Zip Code)

(602) 633-3067

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 14, 2023, 4Front Ventures Corp. (the “Company”) held its 2023 annual general and special meeting of shareholders (the “Annual and Special Meeting”). At the Annual and Special Meeting shareholders voted on the four proposals described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 6, 2023.

As of May 15, 2023 (the “Record Date”), the Company had 648,583,519 Class A Subordinate Voting Shares (“SVS”) and 1,276,208 Class C Multiple Voting Shares (“MVS”) outstanding. Holders of the SVS were entitled to one vote on each proposal (and each director nominee), and holders of the MVS were entitled to 800 votes on each proposal (and each director nominee). Holders of the SVS and MVS voted together as a single class on all matters (including the election of directors) submitted to a vote of shareholders at the Annual and Special Meeting.

The number of votes cast for and against or withheld with respect to each proposal voted on at the Annual and Special Meeting are set forth below.

Proposal One - Setting the Number of Directors

The Company’s shareholders approved the proposal to set the number of directors of the Company at six.

For	Against	Broker Non-Votes
584,292,217	276,284	N/A

Proposal Two - Election of Directors

Each of the individuals set forth below were elected at the Annual and Special Meeting to serve as directors of the Company until the next annual general meeting of shareholders or until their respective successors have been elected.

Director Nominee	For	Withheld	Broker Non-Votes
David Daily	510,020,153	65,994,369	8,553,979
Leonid Gontmakher	509,860,631	66,153,891	8,553,979
Chetan Gulati	510,169,918	65,844,604	8,553,979
Robert Hunt	510,109,745	65,904,777	8,553,979
Kristopher Krane	510,324,712	65,689,810	8,553,979
Roman Tkachenko	510,110,902	65,903,620	8,553,979

Proposal Three - Appointment of Auditor

The Company’s shareholders approved the appointment of Davidson & Company LLP as auditor of the Company for the fiscal year ending December 31, 2023 and to authorize the directors to fix their remuneration.

For	Withheld	Broker Non-Votes
582,678,360	1,028,841	861,300

Proposal Four - Approval of Stock Option Plans

The Company’s shareholders approved an ordinary resolution ratifying, confirming and approving the Company’s stock option plans and the unallocated options thereunder.

For	Against	Broker Non-Votes
574,732,553	1,281,969	8,553,979

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2023

4FRONT VENTURES CORP.

By:	/s/ Leonid Gontmakher
Leonid Gontmakher
Chief Executive Officer and Director